UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

Apptio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37885	26-1175252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 NE 8th Street, Suite 600 Bellevue, WA		98004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 470-0320

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification of Rights of Security Holders.

On May 10, 2018, all outstanding shares of Class B common stock, par value $0.0001 per share, automatically converted into the same number of shares of Class A common stock, par value $0.0001 per share, pursuant to the terms of the Amended and Restated Certificate of Incorporation (the “Certificate”) of Apptio, Inc. (the “Company”). No additional Class B shares will be issued following such conversion.

The conversion occurred pursuant to Article IV, Section D.3 of the Certificate, which provided that each one share of Class B common stock would convert automatically, without any further action, into one share of Class A common stock, par value $0.0001 per share, at 5:00 p.m. New York City time on the first trading day falling on or after the date on which the outstanding shares of Class B common stock represent less than 25% of the aggregate number of shares of the then outstanding Class A common stock and Class B common stock.

Also in accordance with Article IV, Section D.3 of the Certificate, and as required by Section 243 of the Delaware General Corporation Law, on May 11, 2018, the Company filed a certificate with the Secretary of State of the State of Delaware effecting the retirement and cancellation of the shares of Class B common stock that were issued but not outstanding following the conversion (the “Certificate of Retirement”). Pursuant to Article IV, Section D.3(e) of the Certificate, effective upon the filing of the Certificate of Retirement, the obsolete references to Class B common stock in the Certificate were eliminated.

The conversion had the following effects, among others, on the holders of shares of Class B common stock:

Voting Power. Prior to the conversion, holders of shares of Class B common stock were entitled to cast ten votes per share on any matter submitted to a vote of the Company’s stockholders. As a result of the conversion, all holders of Class A common stock have only one vote per share on all matters subject to a stockholder vote. In addition, the provisions of the Certificate and Delaware law that entitled the holders of shares of Class A and Class B common stock, in certain circumstances, to separate class voting rights are no longer applicable as a result of the conversion.

Economic Interests. The conversion had no impact on the economic interests of holders of shares of Class B common stock, including with regard to dividends, liquidation rights, treatment in connection with a change of control or merger transaction and redemption.

Capitalization. The conversion had no impact on the total number of the Company’s issued and outstanding shares of capital stock; the shares of Class B common stock converted into an equivalent number of shares of Class A common stock. However, the Company’s total number of authorized shares of capital stock was reduced from 500,000,000 to 463,713,740 to account for the elimination of the 36,286,260 shares of Class B common stock that were issued prior to the conversion. The Company’s authorized capital stock consists of 451,000,000 shares of Class A common stock, 7,713,740 shares of Class B common stock and 5,000,000 shares of preferred stock, par value $0.0001 per share. The Company’s Certificate prohibits the issuance of any shares of Class B common stock.

Resale of Common Stock. Shares of Class A common stock may be sold in the same manner as such shares and shares of Class B common stock were previously sold prior to the conversion. The Company’s affiliates and holders of any shares that constitute restricted securities will continue to be subject to the restrictions specified in Rule 144 promulgated under the Securities Act of 1933, as amended.

Equity Incentive Plans. Upon conversion, outstanding options and restricted stock units denominated in shares of Class B common stock issued under any of the Company’s equity incentive plans remained unchanged, except that they now represent the right to receive shares of Class A common stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on May 11, 2018, the Company filed the Certificate of Retirement with the Secretary of State of the State of Delaware to retire and cancel the shares of Class B common stock that were issued but not outstanding following the conversion. Pursuant to Article IV, Section D.3(e) of the Certificate, effective upon the filing of the Certificate of Retirement, the obsolete references to Class B common stock in the Certificate were eliminated.

The foregoing description of the Certificate of Retirement is a summary only and is qualified in its entirety by reference to the full text of the Certificate of Retirement, a copy of which is attached as Exhibit 3.1 hereto, and the Certificate, a copy of which is attached as Exhibit 3.2 hereto, which are incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

In connection with the conversion, the Company’s Class A common stock will continue to trade on The Nasdaq Global Market under the ticker symbol “APTI” and will maintain the same CUSIP number previously assigned to the Class A common stock.

On May 11, 2018, the Company issued a press release announcing the conversion.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Retirement (incorporated by reference to Exhibit 3.1 to the Amendment No. 1 on Form 8-A filed with the Securities and Exchange Commission on May 11, 2018 (Registration No. 001-37885)).
3.2	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of Form 10-Q filed with the Securities and Exchange Commission on November 4, 2016 (File No. 001-37885)).
10.1	Apptio, Inc. 2007 Stock Plan, as amended (incorporated by reference to Exhibit 10.11 of the Registrant’s Registration Statement on Form S-1/A filed on September 12, 2016 (File No. 333-213334)).
10.2	Apptio, Inc. 2016 Equity Incentive Plan (incorporated by reference to Exhibit 10.20 of the Registrant’s Registration Statement on Form S-1/A filed on September 12, 2016 (File No. 333-213334)).
10.3	Apptio, Inc. 2016 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.24 of the Registrant’s Registration Statement on Form S-1/A filed on September 12, 2016 (File No. 333-213334)).
10.4	Apptio, Inc. 2011 Executive Equity Incentive Plan (incorporated by reference to Exhibit 10.17 of the Registrant’s Registration Statement on Form S-1 filed on August 26, 2016 (File No. 333-213334)).
99.1	Press Release issued by Apptio, Inc. dated May 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Apptio, Inc.

Date: May 11, 2018	By:	/s/ John Morrow
John Morrow
EVP, Corporate Development, General Counsel and Secretary

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